Exhibit 99.1

NEWS RELEASE

SOUTHWESTERN ENERGY COMMENCES OFFERING OF 20,260,000 SHARES OF COMMON STOCK AND 26,000,000 DEPOSITARY SHARES REPRESENTING AN INTEREST IN MANDATORY CONVERTIBLE PREFERRED STOCK

Houston, Texas – January 12, 2015… Southwestern Energy Company (NYSE: SWN) today announced that it is commencing registered underwritten public offerings of 20,260,000 shares of its common stock and 26,000,000 depositary shares, each of which represents a 1/20th interest in a share of Southwestern Energy’s Series B Mandatory Convertible Preferred Stock, with a liquidation preference of $1,000 per share (equivalent to a $50 liquidation preference per depositary share). Southwestern Energy will grant the respective underwriters a 30-day option to purchase up to 3,039,000 additional shares of its common stock and, solely to cover over-allotments, up 3,900,000 additional depositary shares. The offering of the common stock is not contingent upon the offering of the depositary shares, and the offering of the depositary shares is not contingent upon the offering of the common stock. The proceeds from the offerings will be used to partially repay borrowings under Southwestern Energy’s $4,500,000,000 364-day bridge term loan facility.

The depositary shares entitle the holders, through the bank depositary, to a proportional fractional interest in the rights and preferences of the Series B Mandatory Convertible Preferred Stock, including conversion, dividend, liquidation and voting rights, subject to certain limited exceptions. Unless converted earlier at the option of the holders, each share of Series B Mandatory Convertible Preferred Stock (and, correspondingly, each depositary share) will automatically convert into a variable number of shares of common stock on or around January 15, 2018. The conversion rates, dividend rate and other terms of the Series B Mandatory Convertible Preferred Stock will be determined at the time of pricing of the offering of the depositary shares.

Currently, no public market exists for the depositary shares. Southwestern Energy intends to apply to list the depositary shares on The New York Stock Exchange under the symbol “SWNC.” If the application is approved, Southwestern Energy expects trading of the depositary shares on The New York Stock Exchange to commence within 30 days after the initial delivery of the depositary shares.

BofA Merrill Lynch, Citigroup, J.P. Morgan, Wells Fargo Securities and BMO Capital Markets are acting as joint book-running managers for the offering of the common stock. The offering of the common stock is being made under an automatic shelf registration statement on Form S-3 (Registration No. 333-184882) filed by Southwestern Energy with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus. A preliminary prospectus supplement has been filed with the SEC to which this communication relates. Prospective investors should read the preliminary prospectus supplement and the accompanying prospectus included in the registration statement and other documents Southwestern Energy has filed with the SEC for more complete information about Southwestern Energy and the offering of the common stock. These documents are available at no charge by visiting EDGAR on the SEC website at http://www.sec.gov. When available, copies of the preliminary prospectus supplement, the prospectus supplement and the accompanying base prospectus related to the offering of the common stock may be obtained from the following firms at the addresses set forth below:

BofA Merrill Lynch	Citigroup
Attention: Prospectus Department	c/o Broadridge Financial Solutions
222 Broadway	1155 Long Island Avenue
New York, NY 10038	Edgewood, NY 11717
dg.prospectus_requests@baml.com	1-800-831-9146
prospectus@citi.com
J.P. Morgan	Wells Fargo Securities
c/o Broadridge Financial Solutions	Attention: Equity Syndicate Dept
1155 Long Island Avenue	375 Park Avenue
Edgewood, NY 11717	New York, NY 10152
1-866-803-9204	1-800-326-5897
cmclientsupport@wellsfargo.com
BMO Capital Markets
Attention: Prospectus Department
3 Times Square, 27th Floor
New York, NY 10036
(800) 414-3627 bmoprospectus@bmo.com

BofA Merrill Lynch, Citigroup, J.P. Morgan, Wells Fargo Securities and BNP PARIBAS are acting as joint book-running managers for the offering of the depositary shares. The offering of the depositary shares is being made under an automatic shelf registration statement on Form S-3 (Registration No. 333-184882) filed by Southwestern Energy with the SEC and only by means of a prospectus supplement and accompanying prospectus. A preliminary prospectus supplement has been filed with the SEC to which this communication relates. Prospective investors should read the preliminary prospectus supplement and the accompanying prospectus included in the registration statement and other documents Southwestern Energy has filed with the SEC for more complete information about Southwestern Energy and the offering of the depositary shares. These documents are available at no charge by visiting EDGAR on the SEC website at http://www.sec.gov. When available, copies of the preliminary prospectus supplement, the prospectus supplement and the accompanying base prospectus related to the offering of the depositary shares may be obtained from the following firms at the addresses set forth below:

BofA Merrill Lynch	Citigroup
Attention: Prospectus Department	c/o Broadridge Financial Solutions
222 Broadway	1155 Long Island Avenue
New York, NY 10038	Edgewood, NY 11717
dg.prospectus_requests@baml.com	1-800-831-9146
prospectus@citi.com
J.P. Morgan	Wells Fargo Securities
c/o Broadridge Financial Solutions	Attention: Equity Syndicate Dept
1155 Long Island Avenue	375 Park Avenue
Edgewood, NY 11717	New York, NY 10152
1-866-803-9204	1-800-326-5897
cmclientsupport@wellsfargo.com
BNP Paribas Securities Corp.
Attention: Equity Syndicate Desk
787 7th Avenue
New York, NY 10019
(212) 841-2620

Southwestern Energy Company is an independent energy company whose wholly owned subsidiaries are engaged in natural gas and oil exploration, development and production, natural gas gathering and marketing.

Contacts:	Steve Mueller
Chairman and Chief
Executive Officer
(832) 796-4700

R. Craig Owen	Michael Hancock
Senior Vice President	Director, Investor Relations
and Chief Financial Officer	(832) 796-7367
(832) 796-2808	michael_hancock@swn.com

This news release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of, or any solicitation of an offer to buy, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

All statements, other than historical facts and financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements that address activities, outcomes and other matters that should or may occur in the future, including, without limitation, statements regarding the financial position, business strategy, production and reserve growth and other plans and objectives for the company’s future operations, are forward-looking statements. Although the company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The company has no obligation and makes no undertaking to publicly update or revise any forward-looking statements, other than to the extent set forth below. You should not place undue reliance on forward-looking statements. They are subject to known and unknown risks, uncertainties and other factors that may affect the company’s operations, markets, products, services and prices and cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with forward-looking statements, risks, uncertainties and factors that could cause the company’s actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: the timing and extent of changes in market conditions and prices for natural gas and oil (including regional basis differentials); the company’s ability to transport its production to the most favorable markets or at all; the timing and extent of the company’s success in discovering, developing, producing and estimating reserves; the economic viability of, and the company’s success in drilling, the company’s large acreage position in various areas and, in particular, the Fayetteville Shale play, overall as well as relative to other productive shale gas areas; the company’s ability to fund the company’s planned capital investments; the impact of federal, state and local government regulation, including any legislation relating to hydraulic fracturing, the climate or over the counter derivatives; the company’s ability to determine the most effective and economic fracture stimulation for its shale plays; the costs and availability of oil field personnel services and drilling supplies, raw materials, and equipment and services; the company’s future property acquisition or divestiture activities; increased competition; the company’s ability to access debt and equity capital markets to refinance its short- and long-term bank debt; the financial impact of accounting regulations and critical accounting policies; the comparative cost of alternative fuels; conditions in capital markets, changes in interest rates and the ability of the company’s lenders to provide it with funds as agreed; credit risk relating to the risk of loss as a result of non-performance by the company’s counterparties and any other factors listed in the reports the company has filed and may file with the Securities and Exchange Commission (SEC). For additional information with respect to certain of these and other factors, see the reports filed by the company with the SEC. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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